Exhibit 10.1

Certified Translation

Cover page of Notary Dr. Arne Helms

Deed roll no. 2924/2012 HL

Agreement On Waiver of Claims, Purchase and Assignment of Claims Agreement
and Share Purchase Agreement
(File no.: 2005:00646/HL/IS)

NOTARIAL DEED

OF

DR. ARNE HELMS

NOTARY IN HAMBURG

- CERTIFIED COPY -

Certified Translation

1.

Deed roll no. 2924/2012 HL
Negotiated in
in the Free and Hanseatic City of Hamburg
on 5 September 2012

There appeared before me, Notary in Hamburg
Dr. Arne Helms, having my office in Hamburg,

today, in my office at Alstertor 14, 20095 Hamburg:

1.	Ms. Susanne Knigge,
date of birth: March 17, 1962
business address: Warburgstraße 50, 20354 Hamburg,
personally known,
acting, according to her declaration,

a)	In her own name,

b)	in her capacity to bind the company alone and released from the constraints of Sec. 181 of the German Civil Code, as the Managing Director of the limited liability company stellacure GmbH

registered in the Commercial Registry of the Local Court in Hamburg under no. HRB 92136 having its registered seat in Hamburg and its business address at: Haferweg 40, 22769 Hamburg,

c)	in her capacity to bind the company alone and released from the constraints of Sec. 181 of the German Civil Code, as the Managing Director of the limited liability company

SESAM Beteiligungs- und Finanzberatungsgesellschaft mbH
registered in the Commercial Registry of the Local Court in Hamburg under no. 45395 having its registered seat in Hamburg and its business address at: Alstertor 15, 20095 Hamburg,

d)
not in her own name, rather as an authorized representative without assuming personal liability pursuant to the powers of attorney attached to this document under Appendices I, II, III, IV, V, VI and VII , having been submitted in original during certification and attached to this document as such, for

aa)           Professor Dr. Carsten Claussen
date of birth: August 15, 1958 residing at Buchenhof 7, 22605 Hamburg,

bb)          EF (Luxembourg) S.à.r.l.
having its registered seat in Luxembourg, Luxembourg and its business address at: 48, rue de Bragance, L-1255 Luxembourg registered in the Commercial Register of Luxembourg under No. B 130 974,

Certified Translation

cc)           Entrepreneurs Fund General Partner Limited

having its registered seat in Jersey
and its business address at: Windward House, La route de la Liberation,
Helier Jersey JE2 3BQ
registered in the Commercial Register of Jersey under No. 99321,

dd)          Professor Dr. Michael Ludwig,
date of birth: July 13, 1968,
residing at: Dornstücken 12a, 22607 Hamburg,

ee)           Dr. Karin Schütze
date of birth: April 24, 1956
residing at: Lange Stra§e 8a, 82327 Tutzing,

ff)            Mr. Raimund Schütze
                date of birth: May 20, 1947
                residing at: Lange Stra§e 8a, 82327 Tutzing,

gg)          Dr. Gert Zoulek
                date of birth: October 10, 1946
residing at: Aptdo 299, 8401-904 Lago, Portugal,

2.	Dr. Bernard Frieling,
date of birth: December 23, 1955
business address: Haferweg 40, 22769 Hamburg,
personally known,
acting, according to his declaration not in his own name, rather

a)	in his capacity to bind the company alone and released from the constraints of Sec. 181 of the German Civil Code, as Managing Director of the limited liability company

MEDIVISION Betriebsgesellschaft mbH
registered in the Commercial Registry of the Local Court in Hamburg under
no. 103202

having its registered seat in Hamburg
and its business address at Haferweg 40, 22769 Hamburg
hereinafter also: Buyer

b)	in his capacity to bind the company alone and released from the constraints of Sec. 181 of the German Civil Code, as Managing Director of the limited liability company

Spera GmbH
registered in the Commercial Registry of the Local Court in Hamburg under
no. 95121
having its registered seat in Hamburg
and its business address at Eichengrund 11, 22589 Hamburg

Certified Translation

c) acting as an authorized representative without assuming personal liability pursuant to the powers of attorney attached to this document under Appendix VIII, having been submitted in original during certification and attached to this document as such, for

Professor Dr. Heinrich Maria Schulte,
date of birth: August 25, 1953
residing at: Elbchaussee 460, 22587 Hamburg

3.	Dr. Max Wolfgang Wesiack

date of birth: April 8, 1978
residing at: Alstertor 14, 20095 Hamburg,
personally known,

acting, according to his declaration, not in his own name, rather as an authorized representative without assuming personal liability pursuant to the power of attorney and subpower of attorney attached to this document under Appendix IX in the original (power of attorney) and in photocopy (subpower of attorney), provided that the notary will attach the original of the subpower of attorney to this document as soon as he receives it, for

Cord Blood America, Inc.
having its registered seat in Las Vegas, U.S.A.
and its business address at: 1857 Helm Drive, Las Vegas, NV 80110, U.S.A.,

and

4.	Ms. Jennifer Hiller

date of birth: August 1, 1980
having her business address at: Haferweg 40, 22769 Hamburg,
identified by a valid German identity card,

acting, according to her declaration, not in her own name, rather as an authorized representative without assuming personal liability pursuant to the powers of attorney attached to this document under Appendix X, having been submitted in original during certification and attached to this document as such, for

DRK Blutspendedienst Baden-Württemberg – Hessen gemeinnützige GmbH having its registered seat in Mannheim
and its business address at: Friedrich-Ebert-Stra§e 107, 68167 Mannheim, registered in the Commercial Register of the Local Court in Mannheim under HRBNo.
8992.

The parties under 1.a), c), d), and 2.b), c) and 3. hereinafter: Sellers

I, the Notary, also certify, pursuant to Sec. 21 (1) no. 1 of the Federal Notary Act (Bundesnotarordnung: BNotO), the aforementioned powers of representation, based on access today to the electronic entries HRB 92136, HRB 45395, HRB 103202 and 95121 of the Commercial Register of the Local Court in Hamburg, and HRB 8992 of the Commercial Register of the Local Court in Mannheim. Furthermore, I, the Notary, certify, pursuant to Sec. 21 (1) no. 1 of the Federal Notary Act, based on access today to the Commercial Register, that

Certified Translation

Mr. Manfred Ernst Stähle and Mr. Johann Merker are jointly authorized Managing Director or authorized officers of the limited liability company

DRK Blutspendedienst Baden-Württemberg – Hessen gemeinnützige GmbH having its registered seat in Mannheim
and its business address at: Friedrich-Ebert-Stra§e 107, 68167 Mannheim, registered in the Commercial Register of the Local Court in Mannheim under HRBNo.
8992.

I recorded the following declarations made by the parties.

I.
Preliminary remark
The Sellers own the following shares in the limited liability company stellacure GmbH
registered in the Commercial Register of the Local Court in Hamburg under
HRB 92136 and having its registered seat in Hamburg,
hereinafter: Company,

whose fully paid-in capital amounts to EUR 271,983.00:

Susanne Knigge	EUR 1,765.00		EUR 1,765.00
SESAM Beteiligungs- und Finanzberatungsgesellschaft mbH	EUR 1,250.00 EUR 200.00 EUR 200.00 EUR 200.00 EUR 150.00 EUR 150.00 EUR 10,000.00 EUR 792.00	Series A	EUR 12,942.00
Prof. Dr. Heinrich Maria Schulte	EUR 1,550.00 EUR 350.00 EUR 350.00 EUR 400.00 EUR 200.00 EUR 800.00 EUR 2,821.00		EUR 6,471.00
Spera GmbH	EUR 1,550.00 EUR 350.00 EUR 350.00 EUR 400.00 EUR 200.00 EUR 800.00 EUR 2,821.00		EUR 6,471.00

Certified Translation

EF (Luxembourg) S.à.r.l.	EUR 5,300.00 EUR 6,000.00 EUR 1,250.00 EUR 7,400.00		EUR 19,950.00
Raimund Schütze	EUR 1,000.00 EUR 1,100.00 EUR 300.00 EUR 200.00 EUR 812.00		EUR 3,412.00
Dr. Karin Schütze	EUR 1,000.00 EUR 1,100.00 EUR 300.00 EUR 150.00 EUR 744.00		EUR 3,294.00
Dr. Gert Zoulek	EUR 1,850.00 EUR 850.00 EUR 20,000.00 EUR 4,712.00	Series A	EUR 27,412.00
Prof. Dr. Michael Ludwig	EUR 750.00 EUR 662.00		EUR 1,412.00
Prof. Dr. Carsten Claussen	EUR 20,000.00 EUR 2,942.00	Series A	EUR 22,942.00
Cord Blood America Inc.	EUR 138,712.00	Series B	EUR 138,712.00

II.
Agreement on waiver of claims, Agreement on Purchase and Assignment of
Claims, and Share Purchase Agreement

§1 Purchase of loans and claims, assignment

(1)
The shareholder Cord Blood America, Inc. granted the Company a loan in the amount of EUR 672,980.56 pursuant to Section 6 of the Shareholders Agreement from 24 March 2010 (Document roll no. 947/2010 HL of Dr. Arne Helms, Notary in Hamburg). Cord Blood America, Inc. hereby waives repayment of the loan including all accessory claims up to an amount of EUR 33,649.03. It hereby sells and assigns to the Buyer the remaining claim for a price of EUR 33,649.03, who accepts this assignment. All claims asserted by Cord Blood America, Inc. against the Company shall hereby be discharged.

(2)
As of July 31, 2012, the shareholder DRK-Blutspendedienst Baden-Württemberg – Hessen gGmbH has claims against the Company arising from trade accounts receivable in a total amount of EUR 245,898.18, pursuant to Appendix XI of this Agreement. DRK-Blutspendedienst Baden-Württemberg – Hessen gGmbH hereby waives this receivable up to the amount of EUR 12,294.91. It hereby sells and assigns this receivable in this amount at a price of EUR 12,294.91 to the Buyer, who accepts this assignment. All claims asserted by DRK-Blutspendedienst Baden-Württemberg – Hessen gGmbH against the Company that arose by July 19, 2012, shall hereby be discharged; there are no further claims that arose by July 19, 2012. The parties appearing waived reading of Exhibit XI within the meaning of Sec. 4 of the Federal Notary Act. This Exhibit was submitted to the parties appearing for their review, and was signed by them on every page.

Certified Translation

(3)
Entrepreneurs Fund General Partner Limited, affiliated under company law with the shareholder EF (Luxembourg) S.à.r.l., has a claim against the Company in the amount of EUR 8,052.03 based on an invoice dated June 22, 2010 (Invoice no.1003). Entrepreneurs Fund General Partner Limited hereby waives this receivable in the amount of EUR 7,649.43. It hereby sells and assigns the remaining amount of the receivable in the amount of EUR 402.60 to the Buyer, who shall accept this assignment. All claims asserted by EF (Luxembourg) S.à.r.l. and Entrepreneurs Fund General Partner Limited against the Company shall hereby be discharged; there are no further claims.

(4)
Shareholder Prof. Dr. Carsten Claussen granted the Company loans in the amount of EUR 7,000.00 on December 5, 2011, and EUR 3,236.80 on March 26, 2012, a total of EUR 10,236.80 Herr Prof. Dr. Carsten Claussen hereby waives repayment of the loan and all accessory claims up to a remaining amount of EUR 511.84. He hereby sells and assigns all claims arising from the loan granted in this amount at a price of EUR 511.84 to the Seller, who accepts this assignment. All claims asserted by Dr. Carsten Claussen against the Company shall hereby be discharged; there are no further claims.

(5)
The shareholder Spera GmbH granted the Company loans in the amount of EUR 2,000.00 on December 7, 2011, and EUR 2,500.00 on March 1, 2012 pursuant to the Loan Agreement of February 29, 2012, a total of EUR 4,500.00. Spera GmbH hereby waives repayment of the loan and all accessory claims up to an amount of EUR 225.00. It hereby sells and assigns all claims arising from the loan granted in this amount at a price of EUR 225.00 to the Buyer, who accepts this assignment. All claims asserted by Spera GmbH against the Company shall hereby be discharged; there are no further claims.

(6)
Shareholder Dr. Gert Zoulek granted the Company a loan on December 5, 2011 in the amount of EUR 5,000.00. Dr. Gert Zoulek hereby waives repayment of the loan and all accessory claims up to an amount of EUR 250.00. He hereby sells and assigns the claim arising from the loan in this amount at a price of EUR 250.00 to the Buyer, who accepts this assignment. All claims asserted by Dr. Gert Zoulek against the Company shall hereby be discharged; there are no further claims.

(7)	The Company hereby grants its consent to the purchase of claims set forth in para. (1) to (6); the Company is hereby notified of the transfer.

§ 2 Object, Consideration

1)	The Sellers hereby sell the shares listed under Section I. to the Buyer.

Certified Translation

2)	The Buyer pays EUR 1.00 for each 1% interest in the Company for the aforementioned shares, in detail:

The Buyer shall pay the following purchase prices to the following Sellers:

Susanne Knigge	EUR 0.65
SESAM GmbH	EUR 4.76
Prof. Dr. Heinrich M. Schulte	EUR 2.38
Spera GmbH	EUR 2.38
EF(Luxembourg) S.à.r.l.	EUR 7.34
Raimund Schütze	EUR 1.25
Dr. Karin Schütze	EUR 1.21
Dr. Gert Zoulek	EUR 10.08
Prof. Dr. Michael Ludwig	EUR 0.52
Prof. Dr. Carsten Claussen	EUR 8.44
Cord Blood America, Inc.	EUR 51.00

to the accounts to be specified by the respective Sellers.

§ 3 Dividend drawing rights

(1)	The Buyer is entitled to dividend drawing rights as of 1 January 2012.

(2)	The contracting parties shall bear any tax effects.

§ 4 Seller guarantees

Each Seller guarantees that its shares are free of third-party rights. No other guarantees shall be granted.

§ 5 Costs

The costs connected with this Agreement and its execution shall be borne by the Buyer. Apart from this, each party shall bear its own costs as well as the costs of its legal, tax, or any other type of advisor, where applicable.

§ 6 Other provisions

(1)
When this Agreement shall have become effective, all claims of the Company against the Sellers and of the Sellers against the Company, in particular under the Shareholders Agreement of March 24, 2010 (Deed roll no. 947/2010 HL of the Notary Dr. Arne Helms in Hamburg) are discharged.

(2)	The Shareholders Agreement of March 24, 2010 (Deed roll no. 947/2010 HL of the Notary Dr. Arne Helms in Hamburg) is hereby rescinded effective immediately.

(3)	This Agreement shall be governed exclusively by the laws of the Federal Republic of Germany.

Certified Translation

(4)	The courts of Hamburg shall have exclusive jurisdiction for any disputes arising from and in connection with this Agreement.

III.

Transfer

In execution of the aforementioned Agreement, the Sellers transfers their shares sold under II. § 2 to the Buyer, who hereby accepts this transfer.

IV.

Consent, powers of attorney

(1)
The shareholders have rights of first refusal and rights to tag along exist pursuant to §11 of the Articles of Association and §3 of the existing Shareholders Agreement. §5 of the Shareholders Agreement grants some shareholders the right to exercise put options. Pursuant to the resolution attached in Document Bundle XII, all shareholders have waived these rights. (The original of the copy signed by Cord Blood America, Inc. by way of circulation procedure [copy already attached] will be submitted later. This waiver applies exclusively to the transfers designated in this Share Transfer Agreement.

(2)
Pursuant to §10 of the Articles of Association, the transfer of shares requires consent from the shareholders' meeting. The shareholders' meeting granted consent in a resolution attached in Document Bundle XII.

(3)
The transfer shall take place with immediate effect in rem. In view of Sec. 16 (1) of the Limited Liability Companies Act, the Sellers hereby grant the Buyer power of attorney, releasing the Buyer from the constraints of Sec. 181 of the German Civil Code, to represent the Sellers comprehensively with respect to the object of the Agreement, in exercising shareholder rights (with the exception of subscription declarations). Sub-powers of attorney may be granted. The Sellers shall bear no costs and the Buyer shall indemnify them against any claims for costs.

V.
Execution

(1)
The Notary certifying this Share Transfer Agreement is requested to execute this deed. Any declarations that may also be required for the effectiveness of execution shall be deemed as received upon receipt by the Notary. Unless indicated otherwise, the Notary shall mean Dr. Arne Helms, Notary in Hamburg.

(2)
The Notary shall file in particular with the Commercial Register and the Company a copy or counterparts of this deed, partially certified (leaving out the parts not required as evidence of the transfer), and shall file with the tax authorities of the Company a completely certified copy or counterpart, and shall notify the Company of the change in shareholders pursuant to Sec. 40 (2) of the Limited Liability Companies Act.

(3)	With regard to any property tax, the contracting parties declare that no real property not even indirectly, is recorded in the assets of the Company.

Certified Translation

VI.
Notes

The Notary pointed out to the parties that he neither provides tax advice, nor has he done so.

V.
Closing remarks

This record was read to the parties appearing in the presence of the Notary, was approved by the parties appearing, and was signed by them and the Notary in person as follows:

signed: Knigge
signed: J. Hiller
signed: Wesiack
signed: Frieling

place of notarial seal signed:                                                                Arne Helms, Notary

Certified Copy

I hereby certify the above copy. It is a verbatim replica of the original of the aforementioned negotiations.

Hamburg, September 13, 2012

[notarial seal]                        [illegible signature]
Dr. Arne Helms, Notary

Translator’s Note: Attached to the documents are copies of the powers of attorney as described on pages 1 to 4 of the Document and, where the powers are issued by a legal entity, proof of existence of such entity and of the powers of the individual having signed such power. Some powers and the associated records are in German, the others in English and in one case (partially) in French. These powers and the associated records correspond to German law and practice.